EXHIBIT 10.18

                    North Bay Bancorp 2005 Executive Bonuses

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Executive Officer          Title                                            2005 Bonus
-----------------          -----                                            ----------
Terry L. Robinson          President and CEO North Bay Bancorp;             $55,000
                           CEO The Vintage Bank

Glen C. Terry              President, The Vintage Bank                      $45,000

John A. Nerland            President, Solano Bank, a Division of            $50,000
                           The Vintage Bank

Kathi Metro-Chinberg       Executive Vice President and Credit              $38,500
                           Administrator

Patrick E. Phelan          Executive Vice President and Chief               $ 5,000
                           Financial Officer

Virginia M. Robbins        Executive Vice President and Chief                   -0-
                           Operating Officer

Susan C. Fonseca           Senior Vice President, Human Resources           $23,000

Stephanie Rode             Senior Vice President and Compliance             $37,000
                           Risk Manager
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